United States
Securities and Exchange Commission
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.   )
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Duff  & Phelps Select Energy MLP Fund

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DUFF & PHELPS SELECT ENERGY MLP FUND INC.
VIRTUS GLOBAL MULTI-SECTOR INCOME FUND
101 Munson Street
Greenfield, MA 01301-9668

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

To be held on September 16, 2016
Notice is hereby given to the shareholders of Duff  & Phelps Select Energy MLP Fund Inc., a Maryland Corporation,1 and Virtus Global Multi-Sector Income Fund, a Delaware Statutory Trust, (each a “Fund” and together the “Funds”) that the Joint Special Meeting of Shareholders of the Funds, (the “Special Meeting”) will be held at 100 Pearl Street, 2nd Floor Conference Room, Hartford, CT 06103 on September 16, 2016 at 9:00 a.m. (Eastern time). The Special Meeting is being held for the following purposes:
1.
To elect Brian T. Zino as the Class I Trustee of Virtus Global Multi-Sector Income Fund, to serve for a term of three years, or until his successor has been duly elected and qualified (“Proposal 1”);

2.
To elect Brian T. Zino as the Class I Director of Duff  & Phelps Select Energy MLP Fund Inc. to serve for a term of three years, or until his successor has been duly elected and qualified (“Proposal 2”); and

3.
To transact such other business as may properly come before the Special Meeting or any adjournments, postponements or delays thereof.

THE BOARD OF TRUSTEES (THE “BOARD”) OF EACH FUND, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE TRUSTEE NOMINEE IDENTIFIED IN PROPOSAL 1 AND PROPOSAL 2.
The Board has fixed the close of business on August 3, 2016 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting. We urge you to mark, sign, date, and mail the enclosed proxy or proxies in the postage-paid envelope provided, or vote via the Internet or telephone, so you will be represented at the Special Meeting.
By order of the Board,
/s/ William Renahan
William Renahan
Secretary
Duff  & Phelps Select Energy MLP Fund Inc.
Virtus Global Multi-Sector Income Fund
Hartford, Connecticut
August 8, 2016
IMPORTANT:

Shareholders are cordially invited to attend the Special Meeting. In order to avoid delay and additional expense, and to assure that your shares are represented, please vote as promptly as possible, even if you plan to attend the Special Meeting. Please refer to the website and telephone number indicated on your proxy card for instructions on how to cast your vote. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote by mail, please complete, sign, date, and mail the enclosed proxy card. No postage is required if you use the accompanying envelope to mail the proxy card in the United States. The proxy is revocable and will not affect your right to vote in person if you attend the Special Meeting and elect to vote in person.

The members of the Board of Duff  & Phelps Select Energy MLP Fund Inc. are Directors, as that Fund is organized as a corporation, however, this notice of special meeting and proxy statement refers to “Trustees” when referencing Board members for the purpose of improving the ease of reading the materials.

DUFF & PHELPS SELECT ENERGY MLP FUND INC. (“DSE”)
VIRTUS GLOBAL MULTI-SECTOR INCOME FUND (“VGI”)
PROXY STATEMENT
FOR
JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 16, 2016

This Proxy Statement is furnished in connection with the solicitation by each Board of Trustees (the “Board”) of Duff  & Phelps Select Energy MLP Fund Inc., a Maryland Corporation, (“DSE”) and Virtus Global Multi-Sector Income Fund, a Delaware Statutory Trust, (“VGI”) (each a “Fund” and together the “Funds”) of proxies to be voted at the Joint Special Meeting of Shareholders of the Funds (the “Special Meeting”) to be held at 100 Pearl Street, 2nd Floor Conference Room, Hartford, CT 06103 on September 16, 2016 at 9:00 a.m. (Eastern time). If you need to obtain directions to be able to attend the Special Meeting and vote in person, please contact us at 1-866-270-7788.
This document gives you the information you need to vote on the matters listed on the accompanying Notice of Joint Special Meeting of Shareholders (“Notice of Special Meeting”). This Proxy Statement, the Notice of Special Meeting, and the proxy card are first being mailed to shareholders on or about August 8, 2016.
At the Special Meeting, shareholders of each respective Fund will be asked:
1.
To elect Brian T. Zino as the Class I Trustee of Virtus Global Multi-Sector Income Fund, to serve for a term of three years, or until his successor has been duly elected and qualified (“Proposal 1”);

2.
To elect Brian T. Zino as the Class I Director of Duff  & Phelps Select Energy MLP Fund Inc. to serve for a term of three years, or until his successor has been duly elected and qualified (“Proposal 2”); and

3.
To transact such other business as may properly come before the Special Meeting or any adjournments, postponements or delays thereof.

The Special Meeting is scheduled as a joint meeting of the respective shareholders of the Funds because the shareholders of each Fund are expected to consider and vote on similar matters. The Board has determined that the use of a joint proxy statement for the Special Meeting is in the best interest of the shareholders of each Fund. Shareholders of each Fund will vote separately on each of the proposals relating to their respective Fund, and an unfavorable vote on a proposal by the shareholders of one Fund will not affect the implementation by any other Fund of such proposal if the shareholders of such other Fund approve the proposal.
All properly executed proxies received prior to the Special Meeting will be voted at the Special Meeting in accordance with the instructions marked on the proxy card. Unless instructions to the contrary are marked on the proxy card, proxies submitted by holders of each respective Fund’s shares of beneficial interest (“Common Shares”) will be voted “FOR” Proposal 1 or Proposal 2, as appropriate. The persons named as proxy holders on the proxy card will vote in their discretion on any other matters that may properly come before the Special Meeting or any adjournments or postponements thereof. Any shareholder executing a proxy has the power to revoke it prior to its exercise by submission of a properly executed, subsequently dated proxy, by voting in person, or by written notice to the Secretary of the Funds (addressed to the Secretary at the principal executive office of the Funds, 101 Munson Street, Greenfield, MA 01301-9668). However, attendance at the Special Meeting, by itself, will not revoke a previously submitted proxy. Unless the proxy is revoked, the Common Shares represented thereby will be voted in accordance with specifications therein.
Only shareholders or their duly appointed proxy holders can attend the Special Meeting and any adjournment or postponement thereof. To gain admittance, if you are a shareholder of record, you must bring a form of personal identification to the Special Meeting, where your name will be verified against our shareholder list. If a broker or other nominee holds your Common Shares and you plan to attend the Special Meeting, you should bring a recent brokerage statement showing your ownership of the Common Shares, as well as a form of personal identification. If you are a beneficial owner and plan to vote at the Special Meeting, you should also bring a legal proxy card from your broker, a process that may take several days.
Each Fund’s Common Shares are the only outstanding voting securities of that Fund. The record date for determining shareholders entitled to notice of, and to vote at, the Special Meeting and at any adjournment or postponement thereof has been fixed at the close of business on August 3, 2016 (the “Record Date”), and each shareholder of record at that time is entitled to cast one vote for each Common Share registered in his or her name. As of the Record Date, 26,009,359 Common Shares of Duff  & Phelps Select Energy MLP Fund Inc. and 11,255,236 Common Shares of Virtus Global Multi-Sector Income Fund were outstanding and entitled to be voted with respect to that Fund.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING TO BE HELD ON SEPTEMBER 16, 2016: The Proxy Statement for the Special Meeting is also available at [www.edocumentview.com/virtus]. Each Fund will furnish, without charge, a copy of its respective annual report for the fiscal year ended November 30, 2015 and more recent shareholder reports, if any, to any Fund shareholder upon request. To request a copy, please call 1-866-270-7788 or write to Duff  & Phelps Select Energy MLP Fund Inc. or Virtus Global Multi-Sector Income Fund, Attn: Secretary, 101 Munson Street, Greenfield, MA 01301-9668.
PROPOSAL 1:
ELECTION OF BRIAN T. ZINO
(VIRTUS GLOBAL MULTI-SECTOR INCOME FUND)
Description of Proposal 1
At the Special Meeting, shareholders of Virtus Global Multi-Sector Income Fund will be asked to elect Brian T. Zino as the Class I Trustee, to serve for a term of three years, or until his successor has been duly elected and qualified.
Background
The Board of Trustees is responsible for the overall management of the Fund, including general supervision and review of the Fund’s operations. The Board, in turn, elects the officers of the Fund who are responsible for administering the Fund’s day-to-day affairs. Among other things, the Board generally oversees the portfolio management of the Fund and reviews and approves the Fund’s advisory and subadvisory contracts and other principal contracts. Trustees of the Fund are divided into three classes, and are elected to serve staggered terms. Each year, the term of office of one class expires.
Effect of the Approval of Proposal 1
If Proposal 1 is approved, Mr. Zino would be elected as Trustee effective as of the Special Meeting. He would serve on the Board as the Class I Trustee for a term of three years, or until his successor has been duly elected and qualified.
PROPOSAL 2:
ELECTION OF BRIAN T. ZINO
(DUFF & PHELPS SELECT ENERGY MLP FUND INC.)
Description of Proposal 2
At the Special Meeting, shareholders of Duff  & Phelps Select Energy MLP Fund Inc. will be asked to elect Brian T. Zino as the Class I Director, to serve for a term of three years, or until his successor has been duly elected and qualified.

Background
The Board of Directors is responsible for the overall management of the Fund, including general supervision and review of the Fund’s operations. The Board, in turn, elects the officers of the Fund who are responsible for administering the Fund’s day-to-day affairs. Among other things, the Board generally oversees the portfolio management of the Fund and reviews and approves the Fund’s advisory and subadvisory contracts and other principal contracts. Directors of the Fund are divided into three classes, and are elected to serve staggered terms. Each year, the term of office of one class expires.
Effect of the Approval of Proposal 2
If Proposal 2 is approved, Mr. Zino would be elected as Director effective as of the Special Meeting. He would serve on the Board as the Class I Director for a term of three years, or until his successor has been duly elected and qualified.
ADDITIONAL INFORMATION ABOUT
PROPOSAL 1 AND PROPOSAL 2
The holders of each Fund’s Common Shares will have equal voting rights (i.e., one vote per share) and will vote together as a single class with respect to Proposal 1 or Proposal 2, as applicable.
Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy “FOR” the election of the Trustee Nominee described in Proposal 1 or Proposal 2.
Background and additional information concerning the current Trustees and the Nominee is set forth in the tables that follow. The “Interested” Trustee (as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”)) is indicated by an asterisk(*). Independent Trustees are those who are not interested persons of  (i) the Funds, (ii) the Funds’ investment advisers (Virtus Investment Advisers, Inc. or Virtus Alternative Investment Advisers, Inc., each an “Adviser”) or subadvisers (Duff  & Phelps Investment Management Co. and Newfleet Asset Management, LLC, each a “Subadviser”), or (iii) a principal underwriter of the Funds, and who satisfy the requirements contained in the definition of “independent” as defined in the 1940 Act (the “Independent Trustees”).

Information About the Nominee and Continuing Directors of Duff  & Phelps Select Energy MLP Fund Inc.
Class I Trustees
Name, Year of Birth and Address1	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Funds Complex Overseen by Director2	Other Directorships/Trusteeships Held During Past Five Years
Independent Directors
Brian T. Zino Year of Birth: 1952	Nominee	Nominee, term expires at the 2019 Annual Meeting	President (1994-2008), J. & W Seligman Co. Incorporated (1982-2008)	2	Director, The Zweig Fund, Inc. and The Zweig Total Return Fund, Inc. (since 2013); Trustee (since 2011), Bentley University; Director (1998-2009), ICI Mutual Insurance Company
R. Keith Walton Year of Birth: 1964	Director	Director since 2016, term expires at 2019 Annual Meeting	Vice President, Strategy, Arizona State University (2013-Present); Vice President, Global Government & Affairs, Alcoa (2011-2013); Senior Managing Director, BSE Management LLC (2010); Principal and Chief Administrative Officer, Global Infrastructure Partners (2007-2009)	5	Director, The Zweig Fund, Inc. and The Zweig Total Return Fund, Inc. (since 2004); Director, Blue Crest Capital Management, LLC Funds (since 2006)
James B. Rogers, Jr. Year of Birth: 1942	Director	Director since 2016, term expires at 2019 Annual Meeting	Private investor (since 1980)	5	Director, The Zweig Fund, Inc. and The Zweig Total Return Fund, Inc. (since 1986 and 1988, respectively); Director, First China Financial Network Holdings Limited (since 2014); Director, Phos Agro (since 2014); Director Spanish Mountain Gold Limited (since 2014) Director, Geo Energy Resources, Limited (since 2012); Director, FAB Universal Corp. (2013-2014); Director, Genagro Services, Ltd. (since 2011); Chairman, Beeland Interests (Media and Investments) (since 1980)
Class II Trustees
Name, Year of Birth and Address1	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Funds Complex Overseen by Director2	Other Directorships/Trusteeships Held During Past Five Years
Independent Directors
William R. Moyer Year of Birth: 1944	Director	Director since 2014, term expires at the 2017 Annual Meeting	Financial and Operations Principal (2006 to present), Newcastle Distributors LLC (broker dealer); Partner (2006 to 2012), CrossPond Partners, LLC (investment management consultant); Partner (2008 to 2010), Seacap Partners, LLC ( strategic advisory firm); and former Chief Financial Officer, Phoenix Investment Partners	7	Trustee/Director (since 2011), Virtus Closed-End Funds (3 portfolios); and Trustee (since 2013), Virtus Alternative Solutions Trust (4 portfolios)
James M. Oates Year of Birth: 1946	Director	Director since 2014, term expires at the 2017 Annual	Managing Director (since 1994), Wydown Group (consulting firm)	61	Trustee (since 1987), Virtus Mutual Fund Complex (54 portfolios); Director (since 1996), Stifel Financial; Director (1998-

Class II Trustees
Name, Year of Birth and Address1	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Funds Complex Overseen by Director2	Other Directorships/Trusteeships Held During Past Five Years
Meeting	2014), Connecticut River Bancorp; Chairman and Director (1999 to 2014), Connecticut River Bank; Chairman (since 2000), Emerson Investment Management, Inc.; Director (2002-2014), New Hampshire Trust Company; Chairman and Trustee (since 2005), John Hancock Fund Complex (228 portfolios); Non-Executive Chairman (since 2007), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services);
Trustee/Director (since 2013), Virtus Closed-End Funds (3 portfolios); and Trustee (since 2013), Virtus Alternative Solutions Trust (4 portfolios)
Class III Trustees
Name, Year of Birth and Address1	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Funds Complex Overseen by Director2	Other Directorships/Trusteeships Held During Past Five Years
Independent Directors
Philip R. McLoughlin Year of Birth: 1946	Director and Chairman	Director since 2014, term expires at the 2018 Annual Meeting	Partner (2006 to 2010), Cross Pond Partners, LLC (investment management consultant); and Partner (2008 to 2010), SeaCap Partners, LLC (strategic advisory firm)	74	Director (since 1991) and Chairman (since 2010), World Trust Fund (closed-end investment firm in Luxembourg); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (4 portfolios); Chairman (since 2002) and Trustee (since 1999), Virtus Mutual Fund Complex (52 portfolios); Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (9 portfolios); Trustee/Director and Chairman (since 2011), Virtus Closed-End Funds (3 portfolios); Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (4 portfolios); and Director (1985 to 2009), Argo Group International Holdings Inc. and its predecessor, PXRE Corporation (insurance)
Name, Year of Birth and Address1	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Funds Complex Overseen by Director2	Other Directorships/Trusteeships Held During Past Five Years
Interested Director
George R. Aylward* Year of Birth: 1964	Director and President	Director since 2014, term expires at the 2018 Annual Meeting	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various senior officer positions with Virtus affiliates (since 2005)	70	Trustee (since 2006), Virtus Mutual Funds (52 portfolios); Chairman, President and Chief Executive Officer (since 2006), The Zweig Closed-End Funds (2 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (9 portfolios); Trustee and President (since 2011), Virtus Closed-End Funds (3 portfolios); Director (since 2013), Virtus Global Funds, PLC (2 portfolios); Trustee (since 2013), Virtus Alternative Solutions Trust (4 portfolios) and Chairman and Trustee (since 2015), Virtus ETF Trust II.

*
Mr. Aylward is an “interested person” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates.

(1)
The business address of each current Trustee is c/o (the applicable Fund), 101 Munson Street, Suite 104, Greenfield, MA 01301.

(2)
The “Virtus Fund Complex” includes those registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or for which the Adviser or an affiliate of the Adviser, including the Subadvisers, serves as investment adviser.

Information About the Nominee and Continuing Trustees of Virtus Global Multi-Sector Income Fund
Class I Trustees
Name, Year of Birth and Address1	Position(s) Held with the Funds	Term of Office and Length of Time Served2	Principal Occupation(s) During Past Five Years	Number of Portfolios in Funds Complex Overseen by Trustee3	Other Directorships/Trusteeships Held During Past Five Years
Independent Trustees
Brian T. Zino Year of Birth: 1952	Nominee	Nominee, term expires at the 2019 Annual Meeting	President (1994-2008), J. & W Seligman Co. Incorporated (1982-2008)	2	Director, The Zweig Fund, Inc. and The Zweig Total Return Fund, Inc. (since 2013); Trustee (since 2011), Bentley University; Director (1998-2009), ICI Mutual Insurance Company
R. Keith Walton Year of Birth: 1964	Director	Director since 2016, term expires at 2019 Annual Meeting	Vice President, Strategy, Arizona State University (2013-Present); Vice President, Global Government & Affairs, Alcoa (2011-2013); Senior Managing Director, BSE Management LLC (2010); Principal and Chief Administrative Officer, Global Infrastructure Partners (2007-2009)	5	Director, The Zweig Fund, Inc. and The Zweig Total Return Fund, Inc. (since 2004); Director, Blue Crest Capital Management, LLC Funds (since 2006)
James B. Rogers, Jr. Year of Birth: 1942	Director	Director since 2016, term expires at 2019 Annual Meeting	Private investor (since 1980)	5	Director, The Zweig Fund, Inc. and The Zweig Total Return Fund, Inc. (since 1986 and 1988, respectively); Director, First China Financial Network Holdings Limited (since 2014); Director, Phos Agro (since 2014); Director Spanish Mountain Gold Limited (since 2014) Director, Geo Energy Resources, Limited (since 2012); Director, FAB Universal Corp. (2013-2014); Director, Genagro Services, Ltd. (since 2011); Chairman, Beeland Interests (Media and Investments) (since 1980)
Class II Trustees
Name, Year of Birth and Address1	Position(s) Held with the Funds	Term of Office and Length of Time Served2	Principal Occupation(s) During Past Five Years	Number of Portfolios in Funds Complex Overseen by Trustee3	Other Directorships/Trusteeships Held During Past Five Years
Independent Trustees
William R. Moyer Year of Birth: 1944	Trustee	Trustee since 2011; term expires at the 2017 annual meeting	Financial and Operations Principal (2006 to present), Newcastle Distributors LLC (broker dealer); Partner (2006 to 2012), CrossPond Partners, LLC (investment management consultant ); Partner (2008 to 2010), Seacap Partners, LLC ( strategic advisory firm); and former Chief Financial Officer, Phoenix Investment Partners	7	Trustee/Director (since 2011), Virtus Closed-End Funds (3 portfolios); and Trustee (since 2013), Virtus Alternative Solutions Trust (4 portfolios)

Class II Trustees
Name, Year of Birth and Address1	Position(s) Held with the Funds	Term of Office and Length of Time Served2	Principal Occupation(s) During Past Five Years	Number of Portfolios in Funds Complex Overseen by Trustee3	Other Directorships/Trusteeships Held During Past Five Years
James M. Oates Year of Birth: 1946	Trustee	Trustee since 2013; term expires at the 2017 annual meeting	Managing Director (since 1994), Wydown Group (consulting firm).	61	Trustee (since 1987), Virtus Mutual Fund Complex (54 portfolios); Director (since 1996), Stifel Financial; Director (1998-2014), Connecticut River Bancorp; Chairman and Director (1999 to 2014), Connecticut River Bank; Chairman (since 2000), Emerson Investment Management, Inc.; Director (2002-2014), New Hampshire Trust Company; Chairman and Trustee (since 2005), John Hancock Fund Complex (228 portfolios); Non-Executive Chairman (since 2007), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services); Trustee/Director (since 2013), Virtus Closed-End Funds (3 portfolios); and Trustee (since 2013), Virtus Alternative Solutions Trust (4 portfolios)
Class III Trustees
Name, Year of Birth and Address1	Position(s) Held with the Funds	Term of Office and Length of Time Served2	Principal Occupation(s) During Past Five Years	Number of Portfolios in Funds Complex Overseen by Trustee3	Other Directorships/Trusteeships Held During Past Five Years
Independent Trustee
Philip R. McLoughlin Year of Birth: 1946	Nominee, Trustee and Chairman	Trustee since 2011; term expires at the 2018 annual meeting	Partner (2006 to 2010), Cross Pond Partners, LLC (investment management consultant); and Partner (2008 to 2010), SeaCap Partners, LLC (strategic advisory firm)	74	Director (since 1991) and Chairman (since 2010), World Trust Fund (closed-end investment firm in Luxembourg); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (4 portfolios); Chairman (since 2002) and Trustee (since 1999), Virtus Mutual Fund Complex (52 portfolios); Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (9 portfolios); Trustee/Director and Chairman (since 2011), Virtus Closed-End Funds (3 portfolios); Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (4 portfolios); and Director (1985 to 2009), Argo Group International Holdings Inc. and its predecessor, PXRE Corporation (insurance)
Interested Trustee
George R. Aylward* Year of Birth: 1964	Nominee, Trustee and President	Trustee since 2011; term expires at the 2018 annual meeting	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2005).	70	Trustee (since 2006), Virtus Mutual Funds (52 portfolios); Chairman, President and Chief Executive Officer (since 2006), The Zweig Closed-End Funds (2 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (9 portfolios); Trustee and President (since 2011), Virtus Closed-End Funds (3 portfolios); Director (since 2013), Virtus Global Funds, PLC (2 portfolios); Trustee (since 2013), Virtus Alternative Solutions Trust (4 portfolios); and Chairman and Trustee (since 2015), Virtus ETF Trust II.

*
Mr. Aylward is an “interested person” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates.

(1)
The business address of each current Trustee is c/o (the applicable Fund), 101 Munson Street, Suite 104, Greenfield, MA 01301.

(2)
Each Trustee currently serves a one to three-year term concurrent with the class of Trustees for which he serves.

(3)
The “Virtus Fund Complex” includes those registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or for which the Adviser or an affiliate of the Adviser, including the Subadvisers, serves as investment adviser.

Trustee and Trustee Nominee Qualifications
Each Board has determined that each Trustee and Trustee Nominee should serve as such based on several factors (none of which alone is decisive). Among the factors the Board considered when concluding that an individual should serve as a Trustee were the following: (i) availability and commitment to attend meetings and perform the responsibilities of a Trustee, (ii) personal and professional background, (iii) educational background, (iv) financial expertise, (v) ability, judgment, attributes and expertise; and (vi) familiarity with the Funds or its service providers. In respect of each Trustee and Trustee Nominee, the individual’s professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Funds, were a significant factor in the determination that the individual should serve as a Trustee of the Funds.
Following is a summary of various qualifications, experiences and skills of each Trustee and Trustee Nominee (in addition to business experience during the past five years as set forth in the table above) that contributed to the Board’s conclusion that an individual should serve on the Board. References to the qualifications, attributes and skills of a Trustee and Trustee Nominee do not constitute the holding out of any Trustee or Trustee Nominee as being an expert under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the SEC.
George R. Aylward.   In addition to his positions with the Funds, Mr. Aylward is a Director and the President and Chief Executive Officer of Virtus, the ultimate parent company of the Adviser. He also holds various executive positions with the Adviser, and previously held such positions with the former parent company of Virtus. He therefore has experience in all aspects of the development and management of registered investment companies, and the handling of various financial, staffing, regulatory and operational issues. Mr. Aylward is a certified public accountant and holds an MBA.
Philip R. McLoughlin.   Mr. McLoughlin has extensive knowledge regarding asset management and the financial services industry, having served for a number of years in various executive and director positions of the company that is now Virtus and its affiliates, culminating in his role as Chairman and Chief Executive Officer. He also served as legal counsel and Chief Compliance Officer to the investment companies associated with those companies at the time, giving him an understanding of the legal and compliance issues applicable to mutual funds.
William R. Moyer.   Mr. Moyer has substantial experience in the asset management and accounting industries. He currently serves as a partner at an investment management consulting firm. Previously, he served for a number of years as Executive Vice President and Chief Financial Officer of the company that is now Virtus and its affiliates. Mr. Moyer also is a certified public accountant and has an extensive background in accounting matters relating to investment companies.
James M. Oates.   Mr. Oates was instrumental in the founding of a private global finance, portfolio management and administration company, and he has also served in executive and director roles for various types of financial services companies. He also previously served as chief executive officer of two banks, and holds an MBA. Mr. Oates also has experience as a director of other publicly traded companies and has served for a number of years as the Chairman of the Board of a large family of mutual funds unaffiliated with the Funds.

James B. Rogers, Jr.    Mr. Rogers brings significant financial and economic experience to each Board, and provides innovative business insight to assist each Board and its committees. Mr. Rogers also co-founded the Quantum Fund, is the author of several books, and also is a financial commentator worldwide.
R. Keith Walton.    Mr. Walton’s business and legal background, and his extensive service with other Boards, provide valuable insight to each Board and its committees regarding corporate governance and best practices. He is an honors graduate of Yale College and the Harvard Law School.
Brian T. Zino.    Mr. Zino’s extensive mutual fund, financial and business background and years of service as a director of a large non-affiliated family of both open- and closed-end funds bring valuable skills and business judgment to each Board and its committees. Mr. Zino is also a certified public accountant and has an extensive background in accounting matters relating to investment companies.
Required Vote
The election of the Trustee Nominee to the Board of Virtus Global Multi-Sector Income Fund requires a majority of the votes cast on the matter by the shareholders of that Fund at the Special Meeting, provided a quorum is present.
The election of the Trustee Nominee to the Board of Duff  & Phelps Select Energy MLP Fund Inc. requires a plurality of the votes cast on the matter by the shareholders of that Fund at the Special Meeting, provided a quorum is present.
THE FUNDS’ BOARDS, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF EACH TRUSTEE NOMINEE IN PROPOSAL 1 AND PROPOSAL 2.
Signed but unmarked proxies will be voted in accordance with the Board’s recommendation.
ADDITIONAL INFORMATION ABOUT
TRUSTEES AND OFFICERS
Leadership Structure of the Board of Trustees
The primary responsibility of each Board is to represent the interests of the Funds and to provide oversight of the management of each Fund. The Funds’ day-to-day operations are managed by the Advisers, the Subadvisers, and other service providers who have been approved by the Board. Generally, a Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law.
In addition to four regularly scheduled meetings per year, each Board expects to hold special meetings either in person or via telephone to discuss specific matters that may require consideration prior to the next regular meeting. As discussed below, each Board has established standing committees to assist each Board in performing its oversight responsibilities, and each such committee has a chairperson. A Board may also designate working groups or ad hoc committees as it deems appropriate.
Mr. McLoughlin serves as Chairman of each Board. The Chairman’s primary role is to participate in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairman also presides at all meetings of the Board and between meetings generally acts as a liaison with the Funds’ service providers, officers, legal counsel, and the other Trustees. The Chairman may perform such other functions as may be requested by the Board from time to time. Except for any duties specified herein or pursuant to the Funds’ Declaration of Trust, Charter and/or By-laws, or as assigned by the Board, the designation of Chairman does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

Each Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. Mr. McLoughlin previously served as the Chairman and Chief Executive Officer of the company that is now Virtus; however, he is now an Independent Trustee due to (a) the fact that Virtus is no longer affiliated with The Phoenix Companies, Inc., and (b) the passage of time. The same is true for Mr. Moyer, who previously served as Chief Financial Officer and Executive Vice President of the company that is now Virtus. Because of this, it is believed that Mr. McLoughlin and Mr. Moyer each have the ability to provide independent oversight of the Funds’ operations within the context of his detailed understanding of the perspective of the Advisers and the Funds’ other service providers. Each Board therefore considers leadership by Mr. McLoughlin (and service by Mr. Moyer) as enhancing the Board’s ability to provide effective independent oversight of the Funds’ operations and meaningful representation of the shareholders’ interests.
Each Board also believes that having a super-majority of Independent Trustees is appropriate and in the best interest of the Funds’ shareholders. Nevertheless, each Board also believes that having an interested person serve on the Board brings corporate and financial viewpoints that are, in each Board’s view, crucial elements in its decision-making process. In addition, each Board believes that Mr. Aylward, who is currently the Chairman and President of each of the Advisers, and the President and Chief Executive Officer of Virtus, and serves in various executive roles with other affiliates of the Advisers who provide services to the Funds, provides each Board with the Advisers’ perspective in managing and sponsoring other Virtus registered Funds as well as the perspective of other service providers to the Funds. The leadership structure of each Board may be changed at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Funds.
Board’s Role in Risk Oversight
As registered investment companies, the Funds are subject to a variety of risks, including investment risks, financial risks, compliance risks and regulatory risks. As part of its overall activities, each Board oversees the management of each Fund’s risk management structure by each of the Fund’s Advisers, Subadvisers, administrator, officers and others. The responsibility to manage the Funds’ risk management structure on a day-to-day basis is subsumed within the other responsibilities of these parties. Each Board then considers risk management issues as part of its general oversight responsibilities throughout the year at regular meetings of each Board and its committees, and within the context of any ad hoc communications with the Funds’ service providers and officers. The Fund’s Advisers, Subadvisers, administrator, officers and legal counsel prepare regular reports to each Fund’s Board that address certain investment, valuation, compliance and other matters, and the Board as a whole or its committees may also receive special written reports or presentations on a variety of risk issues at the request of the Board, a committee, the Chairman or a senior officer.
Each Board receives regular written reports describing and analyzing the investment performance of the Funds. In addition, the portfolio managers of the Fund and representatives of the Subadvisers meet with each Board periodically to discuss portfolio performance and answer the Board’s questions with respect to portfolio strategies and risks.
Each Board receives regular written reports from the Funds’ Chief Financial Officer that enable the Board to monitor the number of fair valued securities in each Fund’s portfolio, the reasons for the fair valuation and the methodology used to arrive at the fair value. Such reports also include information concerning illiquid securities within each Fund’s portfolio. The Board and/or the Audit Committee may also review valuation procedures and pricing results with the Funds’ independent auditors in connection with the review of the results of the audit of the Funds’ year-end financial statements.
Each Board also receives regular compliance reports prepared by the compliance staff of the Advisers and the Subadvisers, and meets regularly with the Funds’ Chief Compliance Officer (“CCO”) to discuss compliance issues, including compliance risks. As required under applicable rules, the Independent Trustees meet regularly in executive session with the CCO, and the CCO prepares and presents an annual written compliance report to the Board. The CCO, as well as the compliance staff of the Advisers, provide the Board with reports on their examinations of functions and processes within the Advisers and the Subadvisers that affect the Funds. The Board also adopts compliance policies and procedures for the Funds and approves such procedures as appropriate for certain of the Funds’ service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.
In its annual review of each Fund’s advisory, subadvisory and administration agreements, each Board reviews information provided by the Advisers, the Subadvisers and administrator relating to their operational capabilities, financial conditions and resources. The Board may also discuss particular risks that are not addressed in its regular reports and processes.
Each Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board periodically reviews the effectiveness of its oversight of the Fund and any other funds overseen by the Board, and the processes and controls in place to limit identified risks. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.
Committees of the Board
Each Board has established a number of standing committees to oversee particular aspects of each Fund’s management. These are:
Audit Committee.   Each Board has adopted a written charter for each Fund’s audit committee (the “Audit Committee”). The Audit Committee is responsible for overseeing each Fund’s accounting and auditing policies and practices. The Audit Committee reviews each Fund’s financial reporting procedures, system of internal control, the independent audit process, and each Fund’s procedures for monitoring compliance with investment restrictions and applicable laws and regulations and with the Code of Ethics. The Audit Committee is currently composed entirely of Independent Trustees, who are also considered “independent” for purposes of the listing standards of the New York Stock Exchange (the “NYSE”). The Audit Committee’s current members are William R. Moyer, Philip R. McLoughlin, James M. Oates, James B. Rogers and R. Keith Walton. The Board has determined that William R. Moyer possesses the technical attributes to qualify as an “audit committee financial expert,” and has designated Mr. Moyer as the Audit Committee’s financial expert.
In accordance with proxy rules promulgated by the SEC, the Funds’ Audit Committee charter is being filed as an exhibit to this Proxy Statement, and is available at: https://www.virtus.com/vSiteManager/Upload/Docs/ClosedEndFunds/DSE/Governance/DSE_Audit_Committee_Charter.pdf.
Governance and Nominating Committee.   Each Board has adopted a written charter for each Fund’s governance and nominating committee (the “Governance and Nominating Committee”). The Governance and Nominating Committee is responsible for developing and maintaining governance principles applicable to the Fund, for nominating individuals to serve as Trustees including as Independent Trustees and annually evaluating the Board and Committees.
The Governance and Nominating Committee considers candidates for trusteeship and makes recommendations to each Board with respect to such candidates. There are no specific required qualifications for trusteeship. The committee considers all relevant qualifications of candidates for trusteeship, such as industry knowledge and experience, financial expertise, current employment and other board memberships, and whether the candidate would be qualified to be considered an Independent Trustee. Each Board believes that having among its members a diversity of viewpoints, skills and experience and a variety of complementary skills enhances the effectiveness of the Board in its oversight role. The committee considers the qualifications of candidates for trusteeship in this context.
Each Board has adopted a policy for consideration of Trustee nominations recommended by shareholders. With regards to such policy, among other requirements, any shareholder group submitting a nomination must beneficially own, individually or in the aggregate, for at least two full years prior to the date of submitting the nomination, and through the date of the meeting at which such nomination is considered, 5% of the shares of a class of the Fund for which the Trustee nominee is submitted. Shareholder nominees for Trustee will be given the same consideration as any other candidate provided the nominee meets certain minimum requirements.
The Governance and Nominating Committee is currently composed entirely of Independent Trustees; its current members are Philip R. McLoughlin, William R. Moyer, James M. Oates, James B. Rogers and R. Keith Walton.
In accordance with proxy rules promulgated by the SEC, the Funds’ Governance and Nominating Committee charter is available at: https://www.virtus.com/vSiteManager/Upload/Docs/ClosedEndFunds/Nominating_Committee_Charter.pdf.
Non-Trustee Officers of the Funds
The officers of the Funds are elected or appointed by the Boards. The officers receive no compensation from the Funds, but are also officers of Virtus or the Funds’ administrator, and receive compensation in such capacities. Information about George R. Aylward, the President of the Funds, can be found above within the description of the Trustees’ background.
Name, Year of Birth and Address1	Position held with the Funds and Length of Time Served2	Principal Occupation(s) During Past 5 Years
Francis G. Waltman YOB: 1962	Executive Vice President since 2011	Executive Vice President, Product Development (since 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2006) and with various Virtus-affiliated funds (since 2008).
W. Patrick Bradley YOB: 1972	Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer since 2011	Executive Vice President, Fund Services (since 2016), Senior Vice President, Fund Services (2010 to 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) with Virtus affiliates; Chief Financial Officer and Treasurer (since 2004) of various Virtus-affiliated funds.
William Renahan YOB: 1969	Vice President, Chief Legal Officer, and Secretary since 2012	Vice President, Chief Legal Officer, and Secretary of various Virtus-affiliated closed-end funds (since 2012); and a Managing Director, Legg Mason, Inc. and predecessor firms (1999-2012).
Nancy J. Engberg YOB: 1956	Vice President and Chief Compliance Officer since 2011	Vice President (since 2008) and Chief Compliance Officer (2008 to 2011 and since 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions with Virtus affiliates (since 2003); Vice President and Chief Compliance Officer (since 2011), Virtus Mutual Fund Complex; Vice President (since 2010), Chief Compliance Officer (since 2011) of various Virtus-affiliated funds.
(1)
The business address of each officer is c/o Virtus Investment Partners, 100 Pearl Street, Hartford, CT 06103.

(2)
Term of office is at the discretion of the Board or until a successor has been duly elected and qualified.

Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act require, among other persons, the officers and Trustees of the Funds, Adviser and certain affiliates of the Adviser (“Reporting Persons”) to file reports of ownership of either Fund’s securities and changes in such ownership with the SEC and the NYSE. Reporting Persons are also required by such regulations to furnish the Funds with copies of all Section 16(a) forms they file.
Based solely on its review of the copies of Forms 3, 4 and 5 and amendments thereto furnished to the Funds and representations of certain Reporting Persons, each Fund believes that all required Section 16(a) ownership reports were filed during its most recent fiscal year.
Information about the Funds’ Independent Registered Public Accountant
The 1940 Act requires that each Fund’s independent registered public accounting firm be selected by the vote, cast in person, of a majority of the members of the Board who are not interested persons of the Fund. In addition, the listing standards of the NYSE vest the Audit Committee, in its capacity as a committee of the Board, with responsibility for the appointment, compensation, retention and oversight of the work of the Funds’ independent registered public accounting firm. The Funds’ financial statements for the year ended November 30, 2015 have been audited by PricewaterhouseCoopers LLP (“PwC”), an independent registered public accounting firm. PwC has also been selected to perform the audit of the Funds’ financial statements for the fiscal year ending November 30, 2016. Representatives of PwC are not expected to be present at the Special Meeting.
Audit Committee Report
In connection with the audit of each Fund’s financial statements for the fiscal year ended in 2015, the Audit Committee: (1) reviewed and discussed each Fund’s 2015 audited financial statements with management, (2) discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 16, (3) received and reviewed the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and (4) discussed with the independent accountant its independence. Based on the foregoing reviews and discussions, the Audit Committees recommended to the Boards that each Fund’s audited financial statements be included in each Fund’s Annual Report to Shareholders for the fiscal year ended in 2015.
Thomas F. Mann
Philip R. McLoughlin
William R. Moyer
James M. Oates
The Audit Committee’s Pre-Approval Policies and Procedures
Each Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. Audit, audit-related and tax compliance services provided to each of the Funds on an annual basis require specific pre-approval by each Audit Committee. Each Audit Committee must also approve other non-audit services provided to each of the Funds and those non-audit services provided to the Funds’ affiliated service providers that relate directly to the operations and financial reporting of the Funds. Certain of these non-audit services that the Board believes are (i) consistent with the SEC’s auditor independence rules and (ii) routine and recurring services that will not impair the independence of the independent auditors may be approved by a Board without consideration on a specific case-by-case basis.
During the fiscal year ended November 30, 2015, all audit, audit-related, tax and non-audit services provided by the Funds’ independent registered public accounting firm to the Adviser or Subadvisers, or any entity controlling, controlled by, or under common control with the Adviser or Subadvisers, were pre-approved by each Fund’s Audit Committee. For more information about the Funds’ independent registered public accounting firm, see “Additional Information - Independent Auditors.”
Shareholder Communications to the Trustees
Each Board has adopted the following procedures for shareholders and other interested persons to send communications to the Board. Shareholders and other interested persons may mail written communications to the full Board, to committees of the Board or to specified individual Trustees in care of Duff  & Phelps Select Energy MLP Fund Inc. or Virtus Global Multi-Sector Income Fund, 101 Munson Street, Greenfield, MA 01301. All such communications received by the Funds will be forwarded to the full Board, the relevant Board committee or the specified individual Trustee, as applicable, except that the Funds may, in good faith, determine that a communication should not be so forwarded if it does not reasonably relate to the Funds or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Funds or is purely ministerial in nature.
Beneficial Ownership of Securities
As of August 3, 2016, each Fund’s Trustees and executive officers, as a group, owned less than 1% of each of the Fund’s outstanding Common Shares. As of August 3, 2016, Mr. Zino and the current Trustees owned Common Shares of each of the Funds in the following amounts:
Name of Trustee/Nominee	Dollar Range of Equity Securities in the Fund: DSE	Dollar Range of Equity Securities in the Fund: VGI	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustees in Family of Registered Investment Companies*
Nominee
Brian T. Zino	$10,001-$50,000	$10,001-$50,000	Over $100,000
Independent Trustees
Philip R. McLoughlin	$0	$10,001-$50,000	Over $100,000
William R. Moyer	$10,001-$50,000	$10,001-$50,000	Over $100,000
James M. Oates	$10,001-$50,000	$10,001-$50,000	Over $100,000
James B. Rogers, Jr.	$0	$0	$50,001-$100,000
R. Keith Walton	$0	$0	$50,001-$100,000
Interested Trustee
George R. Aylward	$10,001-$50,000	$10,001-$50,000	Over $100,000
*
The term, “Family of Registered Investment Companies”, means any two or more registered investment companies that share the same investment adviser or principal underwriter or hold themselves out to investors as related companies for purposes of investment and investor services.

Board and Committee Meetings
The Funds have not established a policy with respect to Trustee attendance at annual meetings. Seven meetings of the Board were held during the year ended December 31, 2015.
Five meetings of the Audit Committee, and two meetings of the Governance and Nominating Committee were held during the year ended December 31, 2015.
During the year ended December 31, 2015, each Trustee of the Funds attended not less than 75% of all full Board meetings and committee meetings of which such Trustee was a member.
Trustee Compensation
The following table provides information regarding the compensation of the Independent Trustees for the year ended December 31, 2015.
Name of Trustee	Aggregate Compensation from the Funds	Pension or Retirement Benefits Accrued as Part of Funds Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Funds and Fund Complex1
Philip R. McLoughlin	$78,667	N/A	N/A	$755,283
William R. Moyer	$67,037	N/A	N/A	$148,283
James M. Oates	$63,160	N/A	N/A	$405,283
James B. Rogers, Jr.	$02	N/A	N/A	$86,000
R. Keith Walton	$02	N/A	N/A	$116,000

(1)
The “Fund Complex” includes those registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or for which the Funds’ Adviser or an affiliate of the Adviser, including the Subadvisers, serves as investment adviser.

(2)
Messrs. Rogers and Walton were not members of the Board during 2015.

ADDITIONAL INFORMATION ABOUT
THE SPECIAL MEETING AND THE FUNDS
Further Information About Voting and the Special Meeting
The presence in person or by proxy of shareholders entitled to vote a majority of each Fund’s Common Shares will constitute a quorum for purposes of both Proposal 1 and Proposal 2.
For purposes of Proposal 1 and Proposal 2, “Broker non-votes” (i.e., shares held by brokers or nominee as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will also be counted as shares present for purposes of a quorum, but will not constitute a vote in favor of a proposal. Also, if a quorum is present, for purposes of Proposal 1 with respect to Virtus Global Multi-Sector Income Fund, a majority of the votes cast at the Special Meeting by shareholders is necessary to elect that Trustee; and for purposes of Proposal 2 with respect to Duff  & Phelps Select Energy MLP Fund Inc., a plurality of the votes cast at the Special Meeting by shareholders is necessary to elect that Trustee.
Instructions regarding how to vote via telephone or the Internet are included on the proxy card. The required control number for Internet and telephone voting is printed on the proxy card. The control number is used to match proxy cards with shareholders’ respective accounts and to ensure that, if multiple proxy cards are executed, shares are voted in accordance with the proxy card bearing the latest date.
If you wish to attend the Special Meeting and vote in person, you will be able to do so. If you intend to attend the Special Meeting in person and you are a record holder of either Fund’s shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Special Meeting in person and you hold your shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of either Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Special Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Special Meeting.
All shares represented by properly executed proxies received prior to the Special Meeting will be voted at the Special Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If you sign the proxy card, but do not fill in a vote, your shares will be voted in accordance with the Board’s recommendation. If any other business is brought before the Special Meeting, your shares will be voted at the proxies’ discretion.
Shareholders who execute proxy cards or record their voting instructions via telephone or the Internet may revoke their proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Funds, by delivering a subsequently dated proxy (including via telephone or the Internet) prior to the date of the Special Meeting or by attending and voting at the Special Meeting. Merely attending the Special Meeting, however, will not revoke any previously submitted proxy.
The Board has fixed the close of business on August 3, 2016 as the record date for the determination of shareholders of the Funds entitled to notice of, and to vote at, the Special Meeting. Shareholders of the Funds on that date will be entitled to one vote on each matter to be voted on for each share held and a fractional vote with respect to each fractional share with no cumulative voting rights.

Expenses and Proxy Solicitation
The Funds will bear the expense of the Special Meeting, including preparation, printing and mailing of the enclosed form of proxy and accompanying Notice of Special Meeting and this Proxy Statement. Each Fund will bear one half of such expenses, except for mailing expenses, which are paid by each Fund based on its actual mailing expenses to its shareholders, and its own respective legal expenses. Each Fund, upon request, will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of that Fund’s common stock. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone or personal interviews by officers or employees of the Funds and/or Adviser, or their affiliates. The Funds’ officers will not receive any additional compensation for such solicitation. The Funds will bear 100% of solicitation costs.
Adviser and Subadvisers
Virtus Investment Advisers, Inc. (“VIA”) acts as both Virtus Global Multi-Sector Income Fund’s investment adviser. Virtus Alternative Investment Advisers, Inc. (“VAIA”) serves as Duff  & Phelps Select Energy MLP Fund Inc.’s investment adviser. The Advisers are located at 100 Pearl Street, Hartford, CT 06103. VIA has delegated the portfolio management of Virtus Global Multi-Sector Income Fund to one subadviser: Newfleet Asset Management, LLC (“Newfleet”). VAIA has delegated the portfolio management of Duff  & Phelps Select Energy MLP Fund Inc. to one subadviser: Duff  & Phelps Investment Management Co. (“Duff  & Phelps”). Duff  & Phelps is located at 200 South Wacker Drive, Suite 500, Chicago, IL 60606. Newfleet is located at 100 Pearl Street, Hartford, CT 06103.
Administrator
Virtus Fund Services, LLC (the “Administrator” or “Virtus Fund Services”), serves as the administrator for each of the Funds. The Administrator’s principal business office is located at 100 Pearl Street, Hartford, CT 06103. All of the Administrator’s outstanding equity interests are owned by Virtus.
Independent Auditors
Virtus Global Multi-Sector Income Fund
Fees
The aggregate fees paid to PwC in connection with VGI’s annual audit for fiscal years 2014 and 2015 were as follows:
Fiscal Year	Audit Fees	Audit-Related Fees*	Tax Fees**	All Other Fees***
2015	$30,500	$4,747	$6,650	$0
2014	$30,500	$2,268	$5,900	$0
*
“Audit-Related Fees” are those related to performance of the audit and review of VGI’s financial statements not disclosed under “Audit Fees.”

**
“Tax Fees” are those primarily associated with review of VGI’s tax provision and Regulated Investment Company qualification in connection with audits of VGI’s financial statements, review of year-end distributions by VGI to avoid excise tax, periodic discussion with management on tax issues affecting VGI, and reviewing and signing VGI’s federal income and excise tax returns.

***
Includes all non-audit fees.

Some fees for services performed by PwC in 2014 and 2015 were paid to PwC in 2015 and 2016, respectively. Thus, there are fees that were accrued in one year and that are paid in the following year, and therefore are not reflected in the above chart.

Duff  & Phelps Select Energy MLP Fund Inc.
Fees
The aggregate fees paid to PwC in connection with DSE’s annual audit for fiscal year 2014 and 2015 were as follows:
Fiscal Year	Audit Fees	Audit-Related Fees*	Tax Fees**	All Other Fees***
2015	$45,000	$1,468	$14,500	$0
2014	$4,500	$525	$0	$0
*
“Audit-Related Fees” are those related to performance of the audit and review of DSE’s financial statements not disclosed under “Audit Fees.”

**
“Tax Fees” are those primarily associated with review of DSE’s tax provision, periodic discussion with management on tax issues affecting DSE, and reviewing and signing DSE’s federal income and excise tax returns.

***
Includes all non-audit fees.

Some fees for services performed by PwC in 2014 and 2015 were paid to PwC in 2015 and 2016. Thus, there are fees that were accrued in one year and that are paid in the following year and therefore are not reflected in the above chart.
The aggregate non-audit fees billed by PwC for services rendered to the Funds, the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Funds for the fiscal years ended December 31, 2014 and November 30, 2015 were $430,462 and $550,483, respectively. All of the services described in the tables above were approved by each Fund’s Audit Committee pursuant to its policies and procedures.
With respect to Rule 2-01(c)(7)(i)(C) of Regulation S-X, there were no fees that were approved by the Audit Committee pursuant to the de minimis exception for the Funds’ last two fiscal years on behalf of  (i) the Funds’ service providers that relate directly to the operations and financial reporting of the Funds, or (ii) the Funds themselves. There were no fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.
Principal Shareholders
As of August 3, 2016, to the best of each Fund’s knowledge, no person beneficially owns more than five percent of the outstanding shares of each Fund’s Common Stock other than as listed in the below table. This information is based on publicly available Schedule 13D and 13G disclosures filed with the SEC.
Title of Class	Name and Address of Beneficial Ownership	Amount of and Nature of Beneficial Ownership	Percent of Class
Common Stock of VGI	First Trust Portfolios L.P. First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	1,064,390	9.46%
Common Stock of VGI	SIT Investment Associates, Inc. 3300 IDS Center 80 South 8th Street Minneapolis, MN 55402	562,246	5.00%
Common Stock of DSE	First Trust Portfolios L.P. First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	2,674,587	10.30%

Important Notice Regarding Internet Availability of Proxy Materials for Special Meeting
This Proxy Statement, each Fund’s most recent Annual Report, the form of proxy and the Notice of Special Meeting (the “Proxy Materials”) are available to you on the Internet at www.edocumentview.com/virtus. These Proxy Materials will be available on the internet through the day of the Special Meeting.
No Dissenters’ Rights
Shareholders have no rights under applicable law or each Fund’s Charter, Declaration of Trust and/or Bylaws to exercise dissenters’ rights of appraisal with respect to any of the matters to be voted upon at the Meeting.
Deadline for Shareholder Proposals
Each Fund’s Bylaws contain an advance notice provision, which requires that the respective Fund be given advance notice of shareholder nominations for election to the Board and of other matters which shareholders wish to present for action at an annual meeting of shareholders, other than matters included in that Fund’s proxy statement in accordance with Rule 14a-8 under the Exchange Act.
With respect to Virtus Global Multi-Sector Income Fund, any notice of shareholder nominations for election to the Fund’s Board or notice of other matters not submitted pursuant to Rule 14a-8 which shareholders wish to present at the Fund’s 2017 Annual Meeting of Shareholders must be received not earlier than December 1, 2016 nor later than 5:00 p.m., Eastern Time, on December 31, 2016; provided, however, that in the event that the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, notice by the shareholder to be timely must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.
With respect to Duff  & Phelps Select Energy MLP Fund Inc., any notice of shareholder nominations for election to the Fund’s Board or notice of other matters not submitted pursuant to Rule 14a-8 which shareholders wish to present at the Fund’s 2017 Annual Meeting of Shareholders must be received not earlier than December 1, 2016 nor later than 5:00 p.m., Eastern Time, on December 31, 2016; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary date of the preceding year’s annual meeting, notice by the stockholder must be so delivered not earlier than the 150th day prior to such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.
Shareholder proposals should be sent to the attention of the Fund’s Secretary, 101 Munson Street, Greenfield MA 01301-9668. Any such proposal received either prior to or after such dates will be considered untimely and will be excluded from consideration at the next annual meeting. The mere submission of a proposal or notice of proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement or otherwise considered at such annual meeting. The notice by the shareholder must also set forth specific information, and provide certain representations, the details of which are set forth in the respective Fund’s Bylaws. Any shareholder proposal must also comply with all other legal requirements in order to be included in the Fund’s proxy statement and form of proxy for that meeting. A copy of each Fund’s Bylaws is available on the website of the SEC at http://www.sec.gov.
Other Matters
The management of the Funds knows of no other matters which are to be brought before the Special Meeting. However, if any other matters not now known properly come before the Special Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

Adjournment
In the event a quorum is not present at the Special Meeting, proxies (including broker non-votes) would vote in favor of one or more adjournments of the Special Meeting with respect to such item(s) of business to permit further solicitation of proxies, provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the relevant Proposal, the percentage of votes then cast, the percentage of the negative votes cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.
Very truly yours,
/s/ William Renahan
WILLIAM RENAHAN
Secretary
Duff  & Phelps Select Energy MLP Fund Inc.
Virtus Global Multi-Sector Income Fund
August 8, 2016

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 02ET3A 1 U PX + Special Meeting Proxy Card . C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Receipt of Notice of Special Meeting and Proxy Statement is hereby acknowledged. Important: Joint owners must EACH sign. When signing as attorney, trustee, executor, administrator guardian or corporate officer, please give your full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. + A Proposal — THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEE IN PROPOSAL 1. 1. To elect a Class I Director, to serve until the 2019 Annual Meeting of Shareholders, or until his successor has been duly elected and qualified. IMPORTANT SPECIAL MEETING INFORMATION 01- Brian T. Zino For Withhold B Non-Voting Items Change of Address — Please print new address below. MMMMMMMMMMMM MMMMMMMMMMMMMMM 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1
ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ 1234 5678 9012 345 MMMMMMM 2 8 7 7 0 1 1 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MMMMMMMMM C 1234567890 J N T C123456789 Electronic Voting Instructions You can vote by Internet or telephone! Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 a.m. Eastern Time, September 16, 2016. Vote by Internet • Log on to the Internet and go to www.envisionreports.com/virtus • Follow the steps outlined on the secured website. Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call. • Follow the instructions provided by the recorded message. qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q

. Proxy — DUFF & PHELPS SELECT ENERGY MLP FUND INC. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING TO BE HELD ON SEPTEMBER 16, 2016: The Proxy Statement for the Special Meeting is available on the Internet at www.edocumentview.com/virtus. Special Meeting of Shareholders September 16, 2016 Proxy Solicited on Behalf of the Board of Directors The undersigned hereby appoints George R. Aylward, William Renahan and Kevin J. Carr, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders to be held at 100 Pearl Street, 2nd Floor Conference Room, Hartford CT 06103 on September 16, 2016 at 9:00 a.m., Eastern Time, and at any and all adjournments thereof  (the “Meeting”), to vote all shares of Duff  & Phelps Select Energy MLP Fund Inc., which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions indicated herein. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. This proxy is solicited on behalf of the Board of
Directors of Duff  & Phelps Select Energy MLP Fund Inc. This proxy card when properly executed will be voted in the manner directed herein by the undersigned shareholder, and in the discretion of such proxies, upon any and all other matters as may properly come before the Meeting or any adjournment thereof. If no direction is made, this proxy will be voted “FOR” the nominees listed on the reverse side. The undersigned hereby acknowledges receipt of the accompanying Notice of Special Meeting and Joint Proxy Statement for the Meeting to be held on September 16, 2016. THE BOARD RECOMMENDS THAT YOU CAST YOUR VOTE “FOR” THE NOMINEES LISTED ON THE REVERSE SIDE. qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q